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                                IMAX CORPORATION
                                  Exhibit 10.22

                      FIRST AMENDMENT TO THE LOAN AGREEMENT

THIS AGREEMENT made as of the 30th day of June, 2005.

BETWEEN:

     CONGRESS FINANCIAL CORPORATION (CANADA), a corporation incorporated under the laws of the Province of Ontario

     (the "LENDER")

                                                               OF THE FIRST PART

                                      -and-

     IMAX CORPORATION, a corporation incorporated under the laws of Canada

     (the "BORROWER")

                                                              OF THE SECOND PART

RECITALS:

WHEREAS the Borrower and the Lender have entered into a loan agreement dated as of February 6, 2004 (such agreement and all amendments, modifications, restatements, supplements, renewals, extensions and replacements entered into from time to time being referred to herein as the "LOAN AGREEMENT");

AND WHEREAS the Borrower and the Lender wish to amend Section 2.2(d) of the Loan Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree to amend the Loan Agreement as provided herein:

                                    ARTICLE 1
                                 INTERPRETATION

     1.1  DEFINITIONS

     In this Agreement, unless the context otherwise requires, all terms defined in the Loan Agreement and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

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     1.2  GENDER AND NUMBER

     Words importing the singular include the plural and vice versa and importing gender include, all genders.

     1.3  SEVERABILITY

     Each of the provisions contained in this Agreement is distinct and severable, and a declaration of invalidity, illegality or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision of this Agreement.

     1.4  HEADINGS

     The division of this Agreement into articles, sections and clauses, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     1.5  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and federal the laws of Canada applicable therein.

     1.6  ATTORNMENT

     The parties hereto irrevocably submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario for all matters arising out of or in connection with this Agreement.

                                    ARTICLE 2
                           AMENDMENT OF LOAN AGREEMENT

     2.1  DEFINITIONS AND USE OF PROCEEDS

     The Borrower and the Lender hereby agree that the Loan Agreement is amended as follows:

          (a) The reference to "$10,000,000" in Section 2.2(d) of the Loan Agreement is hereby deleted and replaced with "$12,000,000".

     2.2  TO BE READ WITH LOAN AGREEMENT

     This Agreement is an amendment to the Loan Agreement. Unless the context otherwise requires, the Loan Agreement and this Agreement shall be read together and shall have effect as if the provisions of the Loan Agreement and this Agreement were contained in one agreement. The term "Agreement" when used in the Loan Agreement means the Loan Agreement as amended by this Agreement, together with all amendments, supplements, restatements, replacements and novations thereof from time to time.

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     2.3  EFFECT OF THIS AGREEMENT

     Except as modified pursuant to this Agreement, no other changes or modifications to the Loan Agreement or the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated, and confirmed by the Borrower, and the Lender as of the effective date hereof.

     2.4  CONTINUANCE OF LOAN AGREEMENT AND SECURITY

     The Loan Agreement, as changed, altered, amended or modified by this Agreement, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein. It is agreed and confirmed that after giving effect to this Agreement, all security delivered by the Borrower secures the payment of all of the Obligations including, without limitation, the obligations arising under the Loan Agreement, as amended by the terms of this Agreement.

     2.5  NO NOVATION

     The amendments contemplated by this Agreement will not discharge or constitute a novation of any debt, obligation, covenant or agreement contained in the Loan Agreement or any of the other Financing Agreements, but the same shall remain in full force and effect, save to the extent same are amended by this Agreement.

                                    ARTICLE 3
                                     GENERAL

     3.1  EXPENSES

     Borrower agrees to pay all fees, expenses and disbursements including, without limitation, legal fees, incurred by or payable to the Lender in connection with the preparation, negotiation, completion, execution, delivery and review of this Agreement and all other documents and instruments arising therefrom and/or executed in connection therewith.

     3.2  FURTHER ASSURANCES

     The parties hereto shall execute and deliver such supplemental documents and take such supplemental action as may be necessary or desirable to give effect to the provisions and purposes of this Agreement all at the expense of the Borrower.

     3.3  BINDING EFFECT

     This Agreement shall be binding upon and enure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

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     3.4  EXECUTION IN COUNTERPARTS

     This Agreement may be executed and delivered by facsimile and in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above mentioned.

                                        IMAX CORPORATION


                                        Per: /s/ "G. Mary Ruby"
                                             -----------------------------------
                                        Name: G. Mary Ruby
                                        Title: Senior Vice President
                                               Legal Affairs


                                        Per: /s/ "Mary Sullivan"
                                             -----------------------------------
                                        Name: Mary Sullivan
                                        Title: Senior Vice President
                                               Human Resources & Administration

                                        I/We have the authority to bind the
                                        Corporation


                                        CONGRESS FINANCIAL CORPORATION (CANADA)


                                        Per: /s/ "Carmela Massari"
                                             -----------------------------------
                                        Name: Carmela Massari
                                        Title: First Vice President/Team Leader

                                        I/We have the authority to bind the
                                        Corporation